THE ADVISORS' INNER CIRCLE FUND

                         STERLING CAPITAL BALANCED FUND

         SUPPLEMENT DATED JUNE 24, 2005 TO THE PROSPECTUS AND STATEMENT OF
               ADDITIONAL INFORMATION ("SAI") DATED MARCH 1, 2005

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The prospectus and SAI are hereby amended and supplemented to allow the Sterling Capital Balanced Fund (the "Fund") to invest in mortgage dollar rolls. On page 22 of the prospectus, the first paragraph under the heading "Other Investment Practices and Strategies" has been deleted and replaced with the following:

         In addition to their principal investment strategies, the funds may use the investment strategies described below. They may also employ investment practices that this prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, mortgage dollar rolls, borrowing and other techniques. For information concerning these and other investment practices and their risks, you should read the SAI.

On page S-20 of the SAI, the following paragraph has been added under the heading "What Investment Strategies May the Funds Use?":

         MORTGAGE DOLLAR ROLLS

         Mortgage dollar rolls are transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar, but not identical (same type, coupon and maturity), securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") or fee income and by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. The fund strategy is managed in a conservative manner. At the time the Fund enters into a dollar roll transaction, it will segregate cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that their value is maintained.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE